                                                                   EXHIBIT 10.32


               WAIVER AND SIXTH AMENDMENT TO AMENDED AND RESTATED
                         REVOLVING CREDIT, TERM LOAN AND
                           GOLD CONSIGNMENT AGREEMENT


         Waiver and Sixth Amendment, dated as of November 16, 2000 (the "Amendment"), amending that certain Amended and Restated Revolving Credit, Term Loan and Gold Consignment Agreement dated as of September 10, 1998 (as amended and in effect from time to time, the "Credit Agreement"), by and among (a) Whitehall Jewellers, Inc. (f/k/a Marks Bros. Jewelers, Inc.), a Delaware corporation (the "Borrower"); (b) Fleet Capital Corporation, LaSalle Bank National Association (f/k/a LaSalle National Bank), ABN AMRO Bank N.V. and the other lending institutions which are now parties thereto (collectively, the "Banks"); and (c) Fleet Capital Corporation, as Collateral Agent, Administrative Agent and Syndication Agent for the Agents as herein defined and the Banks and LaSalle Bank National Association and ABN AMRO Bank N.V., each as Syndication Agent for the Agents and the Banks (the Collateral Agent, Administrative Agent and Syndication Agents are collectively referred to as the "Agents"). Capitalized terms used herein and which are not otherwise defined shall have the respective meanings ascribed thereto in the Credit Agreement.

         WHEREAS, the Borrower and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Amendment;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SS.1. AMENDMENTS TO CREDIT AGREEMENT.

         (a) Section 12.3 of the Credit Agreement is hereby amended by deleting the ratio "1.40:1.00" set forth opposite the period of "2/1/00-1/31/01" and replacing such ratio with "1.00:1.00".

         (b) Section 12.5 of the Credit Agreement is hereby amended by deleting the table contained therein and replacing it with the following new table:


                       Period or Date                        Amount
                       --------------                        ------
                       10/31/00-01/31/01                     $39,000,000
                       04/30/01                              $42,000,000
                       07/31/01-10/31/01                     $43,000,000
                       01/31/02                              $50,000,000
                       04/31/02                              $50,500,000
                       07/31/02                              $51,000,000
                       10/31/02                              $51,500,000
                       01/31/03                              $55,000,000
                       04/30/03                              $55,500,000
                       07/31/03                              $56,000,000

                       10/31/03                              $56,500,000
                       01/31/04                              $57,000,000
                       04/30/04                              $57,500,000

         SS.2. LIMITED WAIVER. The Borrower has informed the Agent and the Banks that it has formed two new Subsidiaries, WhitehallJewellers.com, LLC, a Delaware limited liability company ("WHJ.com") and WH Inc. of Illinois, an Illinois corporation ("WH"). The formation of WHJ.com and WH without the consent of the Administrative Agent and the Majority Banks is in violation of Section 11.12 of the Credit Agreement and constitutes an Event of Default under Section 15.1(c) of the Credit Agreement. Upon the effectiveness of this Amendment, the Agent and each of the Banks hereby waive, any Event of Default under the Credit Agreement caused by the creation of WHJ.com and WH by the Borrower without the consent of the Administrative Agent and the Majority Banks as required by Section 11.12 of the Credit Agreement, such waiver to be effective as of the date of creation of WHJ.com and WH, respectively, provided, however, that each of the Borrower, WHJ.com and WH enter into the Security Documents set forth on Schedule A attached hereto within ten days of the effectiveness of this Amendment, all on terms and conditions reasonably satisfactory to the Administrative Agent. The waiver given herein is limited strictly to its terms and shall apply only to the specific provisions described herein. The waiver contained herein shall not extend to or affect any other obligations of the, the Borrower or its Subsidiaries contained in the Credit Agreement or any other Loan Documents and shall not impair or prejudice any rights consequent thereon. Nothing contained in this waiver shall be construed to imply a willingness on the part of the Administrative Agent and the Banks to grant any similar or other future waivers of any of the terms and conditions of the Credit Agreement or the other Loan Documents.

         SS.3. CONDITIONS TO EFFECTIVENESS. This Amendment shall not become effective until the Administrative Agent receives (a) a counterpart of this Amendment, executed by each of the Borrower, the Agents and the Majority Banks, and (b) an amendment fee in an aggregate amount equal to four basis points ($66,000) on the Commitment and the outstanding principal amount of the Term Loan of each Bank to be allocated pro rata among the Banks which consent to this Amendment.

         SS.4. REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Borrower contained in the Credit Agreement (including, without limitation, the representation regarding litigation contained in Section 9.7 thereof) were true and correct when made and continue to be true and correct on and as of the date hereof as if made on the date hereof except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and to the extent that such representations and warranties relate expressly to an earlier date. No Default or Event of Default has occurred and is continuing.

         SS.5. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Amendment shall be read and construed as a single agreement. All references in the

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                                      -3-

Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

         SS.6. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agents or the Banks consequent thereon.

         SS.7. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         SS.8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).



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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.


                                WHITEHALL JEWELLERS, INC. (f/k/a Marks
                                Bros. Jewelers, Inc.)



                                By: /s/ Jon H. Browne
                                        ----------------------------------
                                        Name: Jon H. Browne
                                        Title:  EVP - CFO

                                FLEET CAPITAL CORPORATION,
                                individually and as Administrative Agent, as Collateral Agent and as Syndication Agent



                                By: /s/ Arthur Pesavento
                                        ----------------------------------
                                        Name:  Arthur A. Pesavento
                                        Title: Vice President

                                LASALLE BANK NATIONAL ASSOCIATION,
                                individually and as Syndication Agent



                                By: /s/ Bernardo Lacayo
                                        ----------------------------------
                                        Name: Bernardo Lacayo
                                        Title: Assistant Vice President

                                ABN AMRO BANK N.V., individually and as
                                Syndication Agent



                                By: /s/ Jeffrey Sarfaty
                                        ----------------------------------
                                        Name: Jeff Sarfaty
                                        Title: VP


                                By: /s/ Larry W. Lazzini
                                        ----------------------------------
                                        Name: Larry W. Lazzini
                                        Title: EVP

                                THE CHASE MANHATTAN BANK



                                By: /s/ Irene B. Spector
                                        ----------------------------------
                                        Name: Irene B. Spector
                                        Title: VP

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                                BANK OF AMERICA, N.A.





                                By: /s/ Peter J. Gates, Jr.
                                    -----------------------
                                       Name: Peter J. Gates, Jr.
                                       Title: Senior Vice President



                                SOVEREIGN BANK NEW ENGLAND



                                By: /s/ Patrica Maleeba
                                    -----------------------
                                       Name: Patrica Maleeba
                                       Title: Vice President

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                                   SCHEDULE A

                    1.   Guaranty (executed by WH and WHJ.com)

                    2. Amended and Restated Security Agreement (executed by Whitehall, WH and WHJ.com)

                    3.   Perfection Certificate (WH)

                    4.   Perfection Certificate (WHJ.com)

                    5. UCC-1 financing statements listing WH and WHJ.com as Debtors to be filed with SOS-IL.

                    6. Stock Pledge Agreement (Whitehall of the stock of WH, acknowledged by WH)

                    7.   Trademark Agreement (WH)

                    8. Membership Interest Pledge Agreement (Whitehall of the interests of WHJ.com, acknowledged by WHJ.com)